                  SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant                          (X)
Filed by a Party other than the Registrant       ( )

Check the appropriate box:

( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material under Section 240.14a-12

                      AMERICAN WAGERING, INC.
--------------------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 (X)   No fee required
 ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

 ( )  Fee paid previously with preliminary materials.

 ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:
     2)    Form, Schedule or Registration Statement No.:
     3)    Filing Party:
     4)    Date Filed:

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                  AMERICAN WAGERING, INC.
                      675 Grier Drive
                   Las Vegas, Nevada 89119

                                              November 9, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of American Wagering, Inc., which will be held on November 28, 2001 at 10:00 a.m., Pacific Time at 675
Grier Drive, Las Vegas, Nevada 89119.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of American Wagering, Inc.


                          BY ORDER OF THE BOARD OF DIRECTORS
                          Victor Salerno
                          President, Chief Executive Officer
                          Chief Operating Officer & Director

                                2
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                    AMERICAN WAGERING, INC.
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      November 9, 2001


To the Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of American Wagering, Inc., a Nevada corporation ("American Wagering") will be held at 675 Grier Drive, Las Vegas, Nevada 89119 on November 28,
2001 at 10:00 a.m., Pacific Time, for the following purposes:

1. To ratify a stock option plan approved by the board of directors.

2. To elect the members of the board of directors.

3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on October 2, 2001 are entitled to notice of, and to vote at, this meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS
                                Victor Salerno
                                President, Chief Executive Officer
                                Chief Operating Officer & Director

Las Vegas, Nevada
November 9, 2001
                           IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND
RETURNING THE PROXY WILL SAVE AMERICAN WAGERING THE EXPENSE
AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your
Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

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                      AMERICAN WAGERING, INC.
                        675 Grier Drive
                      Las Vegas, Nevada 89119

                                                         November 9, 2001

                 PROXY STATEMENT FOR ANNUAL MEETING
                         OF SHAREHOLDERS
                   TO BE HELD NOVEMBER 28, 2001

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN WAGERING OR ANY OTHER PERSON.

                      THE ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of American Wagering to be voted at the annual meeting of shareholders of American Wagering (the "annual meeting"), which will be held at 10:00 a.m. Pacific Time on November 28, 2001, at 675 Grier Drive, Las Vegas, Nevada 89119. The purpose of the annual meeting is to consider and vote upon the ratification of the company's new stock option plan, the election of its board of directors and such other business as may properly come before the meeting. A copy of the stock option plan is attached to this proxy statement as Appendix
A. This proxy statement and the enclosed form of proxy are first being mailed to American Wagering shareholders on or about November 9, 2001.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of American Wagering has fixed the close of business on October 2, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 8,076,665 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by American Wagering and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. American Wagering will reimburse banks, brokerage houses, custodians and

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other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.
American Wagering will bear the costs of the annual meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. American Wagering has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that American
Wagering will spend an additional $2,500 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding American
Wagering' proxies and related materials may be directed in writing to Timothy F. Lockinger, at 675 Grier Drive, Las
Vegas, Nevada 89119.

VOTE REQUIRED AND VOTING

Two-Thirds (2/3rds) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. The nominees for the board of directors receiving the 5 highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

In order to obtain shareholder approval of the stock option plan, fifty percent (50%) of the shares attending, represented in person or by proxy and constituting a quorum, will be required.

You can vote by either attending the annual meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted in favor of the nominees for the board of directors and the stock option plan and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the annual meeting (of which American Wagering is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.




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OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of American Wagering an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

                  EMPLOYEE STOCK OPTION PLAN

On August 9, 2001, the board of directors created and approved an incentive stock option plan in the form and content attached to this document as Appendix A. The stated purpose of this Plan is to strengthen the Company by providing incentive stock options as a means to attract, retain and motivate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

The board has issued 350,769 options under this Plan.

In summary, this Plan provides as follows:

Types of Stock Options

There are two types of Stock Options that may be granted:
(1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code ("Qualified Stock Options"), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code ("Non-Qualified Stock Options").

Administration of the Plan

The Plan is administered by a Plan Administrator serving at the pleasure of the Board of Directors. Currently the Plan Administrator is the Compensation Committee. Subject to the provisions of the Plan, the Plan Administrator has authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants of the Company and its subsidiaries those employees and

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consultants to whom Stock Options will be granted, to
determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan.
In making such determinations, the Plan Administrator shall take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as the Plan Administrator may deem relevant.
All employees and members of the Board of Directors of the Company, as well as consultants and advisors to the Company or its subsidiaries shall be eligible to receive Options. With respect to the grant of Options to consultants and advisors, bona fide services must be rendered by such individuals and such services must not be in connection with a capital raising transaction. The interpretation and construction by the Board of any provision of the Plan, or of any agreement issued and executed under the Plan, is final and binding upon all parties. No member of the Board, or the Plan Administrator, can be held liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.
The Board of Directors, the Plan Administrator and its members shall be entitled to indemnification from the Company to the fullest extent provided by law and the Company's governing documents.

Grant of Options

The Company is authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option.

An employee may receive more than one Option under the Plan. Non-Employee Directors are eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non-Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

Stock Subject to Plan

The stock available for grant of Options under the Plan are shares of the Company's authorized but un-issued, or reacquired, Common Stock. The aggregate maximum number of Shares for which Options may be granted during any 12 month period pursuant to the Plan shall be the greater of : (1) $1 million in aggregate exercise price, (2) an aggregate exercise price equal to 15% of the total assets of the Company, or (3) 15% of the issued and outstanding common stock of the company, including shares previously issued under the Plan or other stock option plans created by the Company, whichever is greater. The maximum number of shares for which an Option may be

                                7
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granted to any Optionee during any calendar year may not exceed 250,000 shares. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of that Option shall again be available for issuance under the Plan as if no Option had been granted with regard to such shares.

Terms and Conditions of Options

Specific requirements for the terms and conditions of all Option Agreements entered into are detailed in the Plan.

Effective Date and Term of the Plan

This Plan became effective (the "Effective Date") on August 9, 2001, the date of adoption by the Board of Directors. If the Plan is not approved by vote of a majority of the outstanding voting stock of the Company on or before August 8, 2002, no Option granted under the Plan shall be a Qualified Stock Option and all Options granted under the Plan shall remain outstanding but shall be Non-Qualified Stock Options. Unless sooner terminated by the Board in its sole discretion, no Option may be granted under the Plan after August 8, 2011.

Change of Control

In the event of a Change of Control (as defined within the Plan), all Options then outstanding under the Plan immediately shall become vested and exercisable in full.

Adjustments

In the event that a dividend shall be declared upon the Common Stock payable in Shares of Common Stock or if a stock split is declared with respect to the Common Stock, the number of Shares of Common Stock then subject to any Option outstanding under the Plan and the number of Shares reserved for the grant of Options pursuant to the Plan shall be adjusted.

Termination or Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders, the board cannot: (a) increase the total number of shares covered by the Plan (except as may be automatically adjusted as described above), (b) change the class of persons eligible to receive Qualified Stock Options, or (c) make any other change or amendment to which stockholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Exchange Act, in each case without obtaining approval, within twelve months before or after such action, by vote of a majority of all outstanding voting stock of the Company. No amendment to the Plan, however, shall adversely affect any outstanding Option in any material respect without the consent of the Optionee.

                                8
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You have an opportunity to vote in favor or against the
approval of this stock option plan by checking the appropriate box on the attached proxy card. BY NOT CHECKING
A BOX ON THE PROXY CARD, YOU WILL BE TAKEN AS VOTING IN
FAVOR OF APPROVAL OF THIS STOCK OPTION PLAN.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE
STOCK OPTION PLAN.

                       ELECTION OF DIRECTORS

Five directors are to be elected at the annual meeting, to hold office for one year or until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

NOMINEES

Name                      Age      Position
----                      ---      --------
Victor J. Salerno         57       President, Chief
                                   Executive Officer,
                                   Chief Operating Officer
                                   and Director

Timothy F. Lockinger      40       Chief Financial Officer,
                                   Secretary, Treasurer, Director

W. Larry Swecker          55       Director

Judy Salerno              49       Director

Robert D. Ciunci          54       Director

Victor J. Salerno has been President, Chief Executive Officer and a Director of the Company since its inception and was named Chief Operating Officer in January, 2001.
Mr. Salerno has been the President, Chief Executive Officer and a Director of Leroy's since September 1979. Mr. Salerno served as an Executive Vice President and Director of Autotote CBS Corporation, a Company that designs and installs computer systems for the sports betting business, from April 1989 until March 1, 1996. (In October, 1996 American Wagering, Inc. purchased Autotote CBS Corporation.) He is a past President of the Nevada Association of Race and Sports Operators.

                                9
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Timothy F. Lockinger was named Chief Financial Officer,
Secretary, Treasurer and Director of the Company in January 2001. Mr. Lockinger has served the Company in various consulting practices since 1989 and, most recently, joined the Company on a full-time basis in August, 1997 as a manager of Mega$ports and Leroy's. Mr. Lockinger was Director of Regulatory Compliance for Casino
Data Systems, Chief Financial Officer for Si Redd at International Technical Systems, and a Senior Agent with the Nevada Gaming Control Board's Audit Division and has operated his own consulting/accounting firm.

W. Larry Swecker became a Director of the Company in April 2000. Mr. Swecker is a CPA and has been President of Swecker
& Company. Ltd. Certified Public Accountants since January 1979. Prior to that he was a partner in the firm of Keltner Milam & Company Certified Public Accountants from 1975 to 1979. Mr. Swecker was employed as a revenue agent with the Internal Revenue Service from 1972 to 1975. He has a Bachelor of Science in Business Administration from the University of Nevada Reno. Mr. Swecker is a member of the Audit, Compensation, and Compliance Committees of the Board of Directors.

Judy Salerno became a Director of the Company in January
2001.   Ms. Salerno is the daughter of Leroy Merillat, the
founder of Leroy's Horse & Sports Place. Ms. Salerno is a private investor with numerous holdings and has been a homemaker for the past five years.

Robert D. Ciunci has been a Director of the Company since August 1, 1995. Until January 2, 2001, Mr. Ciunci served as Chief Operating Officer, Secretary and Treasurer of the Company, and until January 19, 2001, he served as Chief Financial Officer. Mr. Ciunci became the Chief Operating Officer of the Company on March 7, 1997. Mr. Ciunci had been the Chief Financial Officer of Leroy's since August 1, 1995. From 1981 to June 1995, he was employed by Autotote Corporation, a Company that provides computerized wagering systems to race tracks and off-track race wagering establishments, as its Vice President Finance, Secretary and Treasurer. He holds a Masters Degree in business administration and is a CPA.

INFORMATION REGARDING THE BOARD

American Wagering's board of directors (the "Board") has three Committees, an Audit, Compensation, and Compliance
Committee. The Board met five times during the last fiscal year as issues were raised. All directors attended 100% of the aggregate number of Board meetings. The audit committee met two times and the compliance committee met seven times during the last fiscal year as issues were raised. The compensation committee did not meet during the last fiscal year.


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Audit Committee Matters

American Wagering has not adopted a written charter for the audit committee. The sole member of this committee is one of our Directors, W. Larry Swecker, CPA. Mr. Swecker is not an officer of American Wagering and is independent from both our management team and the auditors. The audit committee reviewed and discussed the audited financial statements with the Executive Officers. In addition, the audit committee discussed with the independent auditors various required matters as outlined in Statements on Auditing Standards 61.

Furthermore, the audit committee received the written disclosures and the letter from the independent auditor as required by Independence Standards
Board Standard No. 1, and discussed with the independent auditor matters associated with the auditor's independence. Based upon the review of the audited financial statements and the discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in American Wagering's Form 10-KSB for the fiscal year ended January 31, 2001.

The following table provides information on the annual compensation received by the Executive Officers and Directors of American Wagering:

                    Annual Compensation Table

                Annual Compensation      Long-term Compensation
-----------------------------------------------------------------------------
Name     Title   Year  Salary Bonus  Other    Restric-  Op-    LTIP   All
                 End                 Annual   ted       tions/ Payout Other
                 Jan                 Compen-  Stock     SARs     ($)  Compen-
                 31,                 sation   Awarded   (#)           sation
-----------------------------------------------------------------------------
Victor  Director, 1999 $200,000  0    0        0        0        0        0
J.      CEO,COO(1)2000 $200,000  0    0        0        0        0        0
Salerno    and    2001 $200,000  0    0        0        0        0        0
        President

Robert Director,  1999 $134,154  0    0        0        0        0        0
D.     COO        2000 $150,000  0    0        0        0        0        0
Ciunci CFO &      2001 $150,000  0    0        0        0        0        0
       Vice
       Presi-
       dent

Timothy CFO       1999   N/A     0    0        0        0        0        0
F.      Sec-      2000   N/A     0    0        0        0        0        0
Lockin  retary,   2001 $4,615 (2)0    0        0        0        0        0
ger     Treas-
        urer
        Director

W.      Director  1999    N/A    0    0        0        0        0        0
Larry             2000    N/A    0    0        0        0        0        0
Swecker           2001 $18,000   0  400        0        0        0        0

Judy    Director  1999    N/A    0    0        0        0        0        0
Salerno           2000    N/A    0    0        0        0        0        0
                  2001    N/A    0   --        0        0        0        0

Phil    Director  1999 $12,000   0  300        0        0        0        0
Hann-             2000 $24,000   0  300        0        0        0        0
ifin              2001 $14,000       --        0        0        0        0


                                11
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Robert  Director  1999 $12,000   0  400        0        0        0        0
Barengo           2000 $24,000   0  400        0        0        0        0
                  2001 $ 4,000       --        0        0        0        0

---------------------------------------------------------------------------
(1) Victor J. Salerno was named Chief Operating Officer in January, 2001.
(2) Timothy F. Lockinger's annual base salary is $100,000.

Terms of Office

American Wagering's directors are appointed for one-year terms to hold office until the next annual general meeting of the stockholders or until removed from office in accordance with its by-laws. Officers are appointed by the board of directors and hold office until removed by the board.

Section 16(a) Beneficial Ownership Reporting Compliance

The following persons have failed to file, on a timely basis, the identified reports required by section 16(a) of the Exchange Act during the most recent fiscal year.


                               Number     Transactions      Known Failures
                               Of late    Not Timely        To File a
Name and principal position    Reports    Reported          Required Form
---------------------------    ---------  -------------    -----------------
Timothy F. Lockinger, CFO,         1           0                0
 Secretary, Treasurer and
 Director

Victor J. Salerno, President,      1           0                0
 CEO, COO, Director and
 more than 10% owner

Compensation of Directors

Directors who are not employees or consultants of the Company receive a fee of $1,000 per month and the Committee
Chairman receives $500 per month for each committee chaired plus travel expenses.

During the Fiscal year ended January 31, 2001, pursuant to the Company's Directors Stock Option Plan, options to purchase 400 of the Company's Common Stock at an exercise price of $.53 per share were granted to Mr. Swecker a Director of the Company, These options become fully exercisable on January 31, 2002 and expire on January 31, 2011.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.





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     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                      AND MANAGEMENT

The following table sets forth, as of October 2, 2001 the
number and percentage of shares of Common Stock, which
according to information supplied to the Company, are
beneficially owned by: (i) each person who is a beneficial
owner of more than 5% of the Common Stock; (ii) each of the
directors, and named executive officers of the Company
individually; (iii) all current directors and executive
officers of the Company as a group.  Under rules adopted by
the Securities and Exchange Commission, a person is deemed
to be a beneficial owner of Common Stock with respect to
which he or she has or shares voting power (which includes
the power to vote or to direct the voting of the security),
or investment power (which includes the power to dispose of, or to direct the disposition of, the security).  A person is also deemed to be the beneficial owner of shares with respect to
which he or she could obtain voting or investment power within
60 days, such as upon the exercise of options or warrants.
Except as otherwise indicated below, the persons named in
the table have sole voting and investment power with respect to all shares of Common Stock held by them.  Unless otherwise indicated the principal address of each person named in the table is c/o American Wagering, Inc., 675 Grier Drive, Las Vegas, Nevada 89119.

Name and Address            Number of Shares(1)           Percentage
----------------            ----------------              ----------
Victor J. Salerno              2,124,600(2)               26.3%

Robert D. Ciunci                 112,100                   1.4%

W. Larry Swecker                     400(3)                 *

Judy Salerno                   1,447,600(4)               17.9%

Timothy F. Lockinger              18,000(5)                0.2%

All directors                  3,702,700                  45.8%
and executive officers
as a group (5 persons)


Less than one percent.

(1)       Number of shares as of October 2, 2001

(2) Includes 30,000 fully-vested stock options to purchase common stock

(3) Represents 400 shares that may only be issued upon exercise of stock options after January 31, 2002

(4) Includes 1,200 in fully-vested stock options to purchase common stock

(5) Includes 15,000 in fully-vested stock options to purchase common stock



                                13
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AUDIT FEES

American Wagering has been billed $159,965 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year and the reviews of its quarterly financial statements.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
                         FEES

There were no fees billed by American Wagering's auditors for: (a) directly or indirectly operating, or supervising the operation of, American Wagering's information system or managing American Wagering's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to American Wagering's financial statements taken as a whole. As there were no fees billed or expended for the above services, American Wagering's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from American Wagering.

                    FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.


The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                     FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for American Wagering' proxy statement and form of proxy for its next annual meeting of shareholders will be July 24, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of American Wagering' proxy statement and form of proxy is considered untimely is 60 days prior to July 24, 2002.

                   WHERE YOU CAN FIND MORE INFORMATION

American Wagering is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. American Wagering files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

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

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of American Wagering, Inc.

/s/ Timothy Lockinger

Timothy Lockinger
Chief Financial Officer, Secretary,
Treasurer and Director

                     AMERICAN WAGERING, INC.
                               PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN WAGERING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Salerno with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of American Wagering, Inc., a Nevada corporation ("American Wagering"), to be held at 675 Grier Drive, Las Vegas, Nevada 89119, on November 28, 2001 at 10:00 a.m. Pacific Time, and at any adjournments thereof.

Please mark your votes as indicated [X]  Total Number of Shares Held:
                                                                     --------

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE
STOCK OPTION PLAN AND THE ELECTION OF THE NAMED NOMINEES TO
THE BOARD.

1. Stock Option Plan
         FOR stock option plan               NOT FOR stock option plan
                     [_]                         [_]
2.  Election of Directors
         FOR Election                        NOT FOR Election
         of nominees                         of nominees
                     [_]                         [_]

Except vote withheld from following nominee listed below.

------------------------        -----------------------

------------------------        -----------------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                    Dated:                 , 2001
                                      ----------------


------------------------        -----------------------

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